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                                                                   Exhibit 23.03


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of At Home Corporation of our report dated April 23, 1998 relating to the financial statements of Narrative Communication Corp., which appears in Exhibit 99.01 of the current Report on Form 8-K/A of At Home Corporation dated February 19,1999. We also consent to the reference to us under the heading "Experts" in such Prospectus.




PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 1999